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                                                                    EXHIBIT 10.1


                                     RELEASE

      THIS RELEASE (the "Release") is being executed on November 10, 2004 between Crdentia Corp., a Delaware corporation ("Company") and the undersigned "Releasor" on behalf of herself personally and Professional Staffing Resources, Inc. ("PSR") and Nursing Services Registry of Savannah, Inc. ("Nursing").

      The undersigned Releasor is a stockholder of the Company and the holder of
(i) that certain Convertible Subordinated Promissory Note in the original principal amount of $2,525,000 issued by the Company on December 2, 2003 to PSR and Nursing ("Note #1"), and (ii) that certain Convertible Promissory Note in the original principal amount of $200,000 issued by the Company on December 2, 2003 to PSR and Nursing ("Note #2" and collectively with Note #1, the "Notes"). The undersigned Releasor is the President of PSR and Nursing.

      Differences relating to the payment and subordination terms of the Notes have arisen between the Company and the undersigned Releasor. Releasor delivered a notice of conversion of the Notes in July 2004.

      The parties desire to settle such differences by (i) converting the outstanding principal amount plus accrued and unpaid interest under the Notes into shares of the Company's Series B-1 Preferred Stock (the "Shares"), and (ii) executing and delivering this Release.

      The undersigned Releasor and the Company, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

      The undersigned Releasor, on behalf of herself and each of PSR and Nursing, hereby releases and forever discharges the Company and each of its representatives, affiliates, officers, directors, agents, attorneys, stockholders, controlling persons, parents, subsidiaries, successors and assigns (individually, a "Releasee" and collectively, "Releasees") from any and all claims, causes of action, demands, proceedings, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which Releasor or any of PSR and/or Nursing now have or have ever had against the respective Releasees arising contemporaneously with or prior to the date of this Release or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the date of this Release including, without limitation, any claims relating to (i) the Notes or (ii) Releasor's status as a stockholder of the Company.

      In furtherance hereof, Releasor, on behalf of herself and each of PSR and Nursing, expressly waives the benefits and provisions of any applicable state, federal or foreign law that


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otherwise would limit the effectiveness of the
foregoing release, including, without limitation, any statute, regulation, case law or other law to the effect of the following:

      "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      Releasor certifies that she has read all of this Release, including the release provisions contained herein and the language quoted above, and that Releasor fully understands all of the same.

      Releasor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Releasee, based upon any matter released hereby.

      The parties hereby agree to execute and deliver a Subscription Agreement, substantially in the form attached hereto as Exhibit A, pursuant to which the Notes will be converted into Shares.

      If any provision of this Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Release will remain in full force and effect. Any provision of this Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

      This Release shall be construed and enforced according to its fair meaning as if prepared by both Releasor, on the one hand, and Company on the other hand, after extensive negotiation, and no part of this Release shall be construed against any party on the ground that such party, or the attorney for that party, drafted it. Releasor acknowledges that Releasor has been represented by, or has been given the opportunity to be represented by, independent counsel of Releasor's choosing.

      This Release shall be governed by and construed under the laws of the State of Delaware without regard to principles of conflicts of law.

      All words used in this Release will be construed to be of such gender or number as the circumstances require.

                  [Remainder of page intentionally left blank]


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      IN WITNESS WHEREOF, the undersigned have executed and delivered this
Release as of the date first written above.

                                    RELEASOR

                                    By:  /s/ Cynthia F. Permenter
                                         ---------------------------------------
                                    Name:  Cynthia F. Permenter

                                    PROFESSIONAL STAFFING RESOURCES, INC.

                                    By:  /s/ Cynthia F. Permenter
                                         ---------------------------------------
                                    Name:  Cynthia F. Permenter, President

                                    NURSING SERVICES REGISTRY OF SAVANNAH, INC.


                                    By:  /s/ Cynthia F. Permenter
                                         ---------------------------------------
                                    Name:  Cynthia F. Permenter, President

                                    COMPANY

                                    By:  /s/ James D. Durham
                                         ---------------------------------------
                                    Name:  James D. Durham
                                    Title:  Chief Executive Officer


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                                    EXHIBIT A

                             Subscription Agreement


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